                                                                   EXHIBIT 10.42

                              CONSENT AND WAIVER


     THIS CONSENT AND WAIVER (this "Consent") is entered into as of the _____
                                    -------
day of October, 1996 (but effective as of August 29, 1996), by and among NATIONSBANK OF TEXAS, N.A., THE SUMITOMO BANK, LTD. (such banks, and their successors and assigns, are collectively referred to herein as the "Lenders"),
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KEVCO TEXAS, INC. (formerly known as Kevco, Inc.), a Texas corporation (the

"Borrower"), and NATIONSBANK OF TEXAS, N.A., as Administrative Lender for the
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Lenders (the "Administrative Lender").
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                                   BACKGROUND
                                   ----------

     A. The Borrower, the Lenders and the Administrative Lender heretofore entered into that certain Credit Agreement, dated as of June 30, 1995, as amended by that certain First Amendment to Credit Agreement, dated as of September 1, 1995, and that certain Second Amendment to Credit Agreement, dated as of November 29, 1995 (said Credit Agreement, as amended, the "Credit
                                                                 ------
Agreement"; the terms defined in the Credit Agreement and not otherwise defined
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herein shall be used herein as defined in the Credit Agreement).

     B. The Borrower has informed the Lenders that prior to or concurrently with the consummation of a proposed stock offering (the "Offering") of
                                                         --------
approximately 2,415,000 shares of common capital stock of Kevco, Inc., a Texas corporation ("New Kevco"), the following will occur or result therefrom (the
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matters set forth in 1 through 6 below being collectively the "Restructuring"):
                                                               -------------

          1. The Borrower will be merged into Kevco Delaware, Inc., a Delaware corporation ("Kevco Delaware"), and Kevco Delaware shall be the survivor
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     and shall assume all the liabilities and obligations of the Borrower, including those liabilities arising pursuant to the Credit Agreement and the other Loan Documents (the "Merger").

          2. Prior to the consummation of the Offering, the current shareholders of the Borrower will exchange on a share-for-share basis the shares of common stock of the Borrower owned by them for a like number of shares of common stock of New Kevco. As a result of such exchange, immediately prior to the Merger, New Kevco will own 100% of the issued and outstanding capital stock of the Borrower, and as a result of the Merger New Kevco will own 100% of the issued and outstanding shares of capital stock of Kevco Delaware.

          3. Kevco Delaware will contribute all of its wood products division's assets to Sunbelt Wood Components, Inc., a Delaware corporation

     ("Sunbelt"), in consideration for Sunbelt assuming such division's
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     liability and issuing to Kevco Delaware 1,000 shares of its capital stock.
     As a result thereof, Sunbelt will be a wholly-owned Subsidiary of Kevco Delaware.
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          4. Approximately $3,700,000 of the net proceeds of the Offering will be used to fund a distribution to the Borrower's existing shareholders of previously taxed, but undistributed, S corporation earnings of the Borrower as of June 30, 1996 (the "Prior S Corporation Distribution"). The Prior S
                               --------------------------------
     Corporation Distribution will be declared by the Borrower immediately prior to the closing of the Offering and will be paid by the issuance of a short term promissory note (the "Prior S Corporation Earnings Note") bearing
                                ---------------------------------
     interest at the applicable federal rate on the date of declaration of the Prior S Corporation Distribution and payable on the first business day following the consummation of the Offering. The Borrower will also, immediately prior to the closing of the Offering, declare a distribution (the "Future S Corporation Distribution") to its shareholders in the amount
           ---------------------------------
     of the earnings of the Borrower for the period from July 1, 1996 through the day immediately preceding consummation of the Offering. The Future S Corporation Distribution will also be paid by the issuance of a promissory note (the "Future S Corporation Earnings Note") bearing interest at the
                ----------------------------------
     then applicable federal rate and payable on or before December 31, 1996, provided that the payment of which will be contingent upon consummation of the Offering. The Borrower estimates that the aggregate principal amount of the Prior S Corporation Earnings Note and the Future S Corporation Earnings Note shall be greater than $7,000,000, but not in excess of $10,000,000; provided, however, in no event shall the aggregate principal amount of the Prior S Corporation Earnings Note and the Future S Corporation Earnings Note exceed $10,000,000.

          5.  New Kevco, Kevco Delaware and Sunbelt will be C corporations.

          6. The outstanding Kimmel Note will be distributed to the existing shareholders of the Borrower, effective as of June 30, 1996.

          7. From the proceeds of the Offering and for the benefit of the Borrower, New Kevco will pay (a) the Lenders approximately $19,200,000 and
     (b) the Prior S Corporation Earnings Note, in consideration for which Kevco Texas will execute an unsecured promissory note to New Kevco in the original principal amount of $14,500,000, with the balance of approximately $8,500,000 to be characterized as additional investment in Kevco Texas.

     C. The Borrower has requested that the Lenders and the Administrative Lender consent to the Restructuring.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Lender covenant and agree as follows:

     1.   CONSENT.  Subject to satisfaction of the conditions of effectiveness
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set forth in Section 4 hereof, the Lenders hereby consent to the Offering and the Restructuring.

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

     2.  TERMINATION OF CONSENT.  This Consent shall automatically terminate
         ----------------------
without the need for any action to be taken by the Administrative Lender or any Lender immediately unless prior to or concurrently with the Restructuring the Administrative Lender shall have received the following:

          (a) a Guaranty, in form and substance satisfactory to the Lenders, executed by New Kevco and Sunbelt;

          (b) a pledge agreement, in form and substance satisfactory to the Lenders, executed by New Kevco, together with stock certificates evidencing 100% of the issued and outstanding capital stock of Kevco Delaware, related stock powers and financing statements;

          (c) a pledge agreement, in form and substance satisfactory to the Lenders, executed by Kevco Delaware, together with stock certificates evidencing 100% of the issued and outstanding capital stock of Sunbelt, related stock powers and financing statements;

          (d) a security agreement, in form and substance satisfactory to the Lenders, executed by Sunbelt, together with related financing statements;

          (e) an amendment to the Credit Agreement, executed and delivered by Kevco Delaware and the Lenders, which shall be in form and substance satisfactory to the Lenders and Kevco Delaware to evidence and account for the Restructuring, including the assumption by Kevco Delaware of all obligations of the Borrower under the Loan Documents;

          (f) Officer's Certificates of New Kevco, Kevco Delaware and Sunbelt, together with certified certificates or articles of incorporation, bylaws, resolutions, incumbency, certificates of existence and good standing;

          (g) a subordination agreement, in form and substance satisfactory to the Lenders, executed by Kevco Delaware and New Kevco, and

          (h) an opinion of counsel to New Kevco, Kevco Delaware and Sunbelt, in form and substance satisfactory to the Lenders.

     3.   REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its
          --------------------------------------------------------
execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the consent contemplated by the foregoing Section 1:

          (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date; and

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

     4.   CONDITIONS OF EFFECTIVENESS.  This Consent shall be effective as of
          ---------------------------
the date first above written, subject to the following:

          (a) the Administrative Lender shall have received counterparts of this Consent executed by both Lenders;

          (b) the Administrative Lender shall have received counterparts of this Consent executed by the Borrower; and

          (c) the Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender and its counsel, such other documents, certificates and instruments as the Administrative Lender shall require.

     5.   COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all
          -------------------------
costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Consent and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6.   EXECUTION IN COUNTERPARTS.  This Consent may be executed in any number
          -------------------------
of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7.   GOVERNING LAW; BINDING EFFECT.  This Consent shall be governed by and
          -----------------------------
construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

     8.   HEADINGS.  Section headings in this Consent are included herein for
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convenience of reference only and shall not constitute a part of this Consent for any other purpose.

     9.   ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS HERETOFORE AFFECTED BY
          ----------------
THIS CONSENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

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

SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO ORAL UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.


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     IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the date first above written.

                                    BORROWER:

                                    KEVCO TEXAS, INC.



                                    By:__________________________
                                       Name:_____________________
                                       Title:____________________


                                    BANKS:

                                    NATIONSBANK OF TEXAS, N.A.



                                    By:________________________
                                       Name:___________________
                                       Title:__________________


                                    THE SUMITOMO BANK, LTD.



                                    By:_______________________
                                       Name:__________________
                                       Title:_________________


                                    By:_______________________
                                       Name:__________________
                                       Title:_________________

                                    ADMINISTRATIVE LENDER:

                                    NATIONSBANK OF TEXAS, N.A.



                                    By:_____________________
                                       Name:________________
                                       Title:_______________

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